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                               EXHIBIT (10)(b)(3)
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                                    AMENDMENT

      Reference is made to a Special Termination Agreement dated September 4, 1986 by and between The Hibernia Savings Bank ("Bank") and Mark A. Osborne ("Executive").

      WHEREAS, the Executive and the Bank are parties to an Employment Agreement dated January 2, 1991;

      WHEREAS, the parties wish to amend the Special Termination Agreement, dated September 4, 1986,

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Executive agree as follows:

     1. Paragraph 3(a) is amended by adding the words "after a Change in Control" after the word "Bank" in line 3 of paragraph 3.

     2. Paragraph 8 of the Special Termination Agreement dated September 4, 1986 is hereby deleted in its entirety and in its place is inserting the following:

                  "In the event that the Executive retains legal counsel and/or incurs any other costs or expenses in connection with the enforcement of any or all of the Executive's rights under this Agreement, the Bank shall pay (or the Executive shall be entitled to recover from the Bank, as the case may be) the Executive's reasonable attorneys' fees and other reasonable costs and expenses in connection with the enforcement of the Executive's rights, regardless of whether the Executive prevails on the merits of such claims, so long as such claims are made in good faith";
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      3.   In all other respects, the terms and provisions of the Special
           Termination Agreement dated September 4, 1986 shall remain. in full force and effect.

      Executed as of the 2nd day of January, 1991.

                                           THE HIBERNIA SAVINGS BANK

                                           BY: /s/ [ILLEGIBLE]
                                               -----------------------------

/s/ [ILLEGIBLE]                            /s/ MARK A. OSBORNE
---------------------------------          ---------------------------------
                                           MARK A. OSBORNE